Exhibit 21(a)
Subsidiaries of the Registrant(1)

Name of Company	Jurisdiction of Organization

The Southern Company	Delaware
Alabama Power Company	Alabama
Alabama Property Company	Alabama
Southern Electric Generating Company	Alabama
Georgia Power Company	Georgia
Southern Electric Generating Company	Alabama
Mississippi Power Company	Mississippi
Southern Power Company	Delaware
SP Deuel Harvest Wind Energy Class B Holdings, LLC	Delaware
SP Deuel Harvest Wind Energy Holdings, LLC (2)	Delaware
Deuel Harvest Wind Energy Holdings, LLC (3)	Delaware
Deuel Harvest Wind Energy, LLC	Delaware
SP Diamond State Class B Holdings, LLC	Delaware
Diamond State Generation Partners, LLC (4)	Delaware
Beech Ridge Energy II Holdings, LLC (5)	Delaware
Beech Ridge Energy II, LLC	Delaware
SP Skookumchuck Investment, LLC (6)	Delaware
SP Skookumchuck Holdings, LLC (7)	Delaware
SP Skookumchuck Wind Energy Project, LLC	Delaware
Reading Wind Energy Class B Holdings, LLC	Delaware
Reading Wind Energy Holdings, LLC (8)	Delaware
Reading Wind Energy, LLC	Delaware
SP Roserock Investment, Inc.	Delaware
RE Roserock Holdings, LLC (9)	Delaware
RE Roserock LLC	Delaware
Southern Renewable Energy, Inc.	Delaware
Glass Sands Wind Energy, LLC	Delaware
SP Wildhorse Class B Holdings, LLC	Delaware

SP Wildhorse Holdings, LLC (10)	Delaware
Wildhorse Wind Energy, LLC	Delaware
SP Solar GP, Inc.	Delaware
SP Solar Holdings I, LP (11)	Delaware
SP Solar Storage Class B Holdings, LLC (12)	Delaware
SP Solar Storage OpCo, LLC (13)	Delaware
SP Garland Solar Storage, LLC	Delaware
SP Tranquillity Solar Storage, LLC	Delaware
BNB Lamesa Solar, LLC	Delaware
East Pecos Solar, LLC	Delaware
SP Butler Solar, LLC	Delaware
SP Butler Solar Farm, LLC	Delaware
SP Decatur County Solar, LLC	Delaware
SP Decatur Parkway Solar, LLC	Delaware
SP Pawpaw Solar, LLC	Delaware
SP Sandhills Solar, LLC	Delaware
SP Solar Farms, LLC	Delaware
Adobe Solar, LLC	Delaware
Apex Nevada Solar, LLC	Delaware
Calipatria, LLC	Delaware
Campo Verde Solar, LLC	Delaware
Granville Solar, LLC	Delaware
Macho Springs Solar, LLC	Delaware
Macho Springs Solar 2, LLC	Delaware
Morelos Solar, LLC	Delaware
Rutherford Farm, LLC	Delaware
Spectrum Nevada Solar, LLC	Delaware
SP Cimarron I, LLC	Delaware
SP Cimarron Capital, LLC	Delaware
Southern Renewable Partnerships, LLC	Delaware
BSP Holding Company, LLC (14)	Delaware
Boulder Solar Power Parent, LLC	Delaware

Boulder Solar Power, LLC	Delaware
Desert Stateline Holdings, LLC (15)	Delaware
Desert Stateline, LLC	Delaware
Lost Hills Blackwell Holdings, LLC (14)	Delaware
Lost Hills Solar Holdco, LLC	Delaware
Lost Hills Solar, LLC	Delaware
Blackwell Solar Holdings, LLC	Delaware
Blackwell Solar, LLC	Delaware
NS Solar Holdings, LLC (14)	Delaware
North Star Solar, LLC	Delaware
Parrey Holding Company, LLC (14)	Delaware
Parrey Parent, LLC	Delaware
Parrey, LLC	Delaware
RE Silverlake Holdings, LLC (14)	Delaware
RE Garland Holdings LLC	Delaware
RE Garland, LLC	Delaware
RE Garland A, LLC	Delaware
RE Tranquillity Holdings, LLC (14)	Delaware
RE Tranquillity, LLC	Delaware
RE Tranquillity BAAH, LLC	Delaware
SG2 Holdings, LLC (14)	Delaware
SG2 Imperial Valley LLC	Delaware
SP Wind Holdings II, LLC	Delaware
Bethel Wind Farm Class B Holdings LLC	Delaware
Bethel Wind Farm Holdings LLC	Delaware
Bethel Wind Farm LLC	Delaware
Grant Plains Wind, LLC	Delaware
Grant Wind, LLC	Delaware
Grant County Interconnect, LLC (16)	Delaware
Kay Wind, LLC	Delaware
Passadumkeag Windpark, LLC	Delaware
Salt Fork Wind, LLC	Delaware

Tyler Bluff Wind Project, LLC	Delaware
WWH LLC	Delaware
Wake Wind Class B Holdings LLC	Delaware
Wake Wind Holdings LLC	Delaware
Wake Wind Energy LLC	Delaware
SP TEP Class B Holdings I, Inc.	Delaware
SP Gaskell West 1 Class B Holdings, LLC	Delaware
SP Gaskell West 1 Holdings, LLC (17)	Delaware
RE Gaskell West 1, LLC	Delaware
SP Wind Development Holdings, LLC	Delaware
SP TEP Formations, Inc.	Delaware
SP Cactus Flats Class B Holdings, LLC	Delaware
Cactus Flats Holdings, LLC (18)	Delaware
SP Cactus Flats Wind Energy, LLC	Delaware
Millers Branch Solar, LLC	Delaware
South Cheyenne Solar, LLC	Delaware
Southern Company Gas	Georgia
Southern Company Gas Capital Corporation	Alabama
Atlanta Gas Light Company	Georgia
Georgia Natural Gas Company	Georgia
SouthStar Energy Services LLC	Delaware
Ottawa Acquisition LLC	Illinois
Northern Illinois Gas Company (19)	Illinois
Southern Company Gas Investments, Inc.	Georgia
Southern Company Gas Pipeline Holdings LLC	Georgia
Evergreen Enterprise Holdings LLC	Georgia
Virginia Natural Gas, Inc.	Georgia

(1)This information is as of December 31, 2025. In addition, this list omits certain subsidiaries pursuant to paragraph (b)(21)(ii) of Regulation S-K, Item 601.
(2)SP Deuel Harvest Wind Energy Class B Holdings, LLC and Southern Renewable Energy, Inc. own 99% and 1% of the Class B membership interests, respectively, in the tax equity partnership.
(3)SP Deuel Harvest Wind Energy Holdings, LLC owns 80%.
(4)SP Diamond State Class B Holdings, LLC owns 100% of the Class B membership interests.
(5)Southern Power Company owns 100% of the Class A membership interests and is entitled to 90% of all cash distributions.
(6)Southern Power Company owns 51%.
(7)SP Skookumchuck Investment, LLC owns 100% of the Class B membership interests in the tax equity partnership.
(8)Reading Wind Energy Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.
(9)Southern Power Company owns 100% of the Class A membership interests and is entitled to 51% of all cash distributions and SP Roserock Investment Inc. owns 100% of the Class B membership interests and is entitled to 49% of all cash distributions
(10)SP Wildhorse Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.
(11)Southern Renewable Energy, Inc. and SP Solar GP, Inc. own 66% and 1%, respectively.
(12)SP Solar Holdings I, LP and SP Solar GP, Inc. own 99% and 1% of the Class A membership interests, respectively, as well as 50% and 1% of the entirety of the entities through their Class A membership interests, respectively.
(13)SP Solar Storage Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.
(14)Southern Renewable Partnerships, LLC owns 100% of the Class A membership interests and is entitled to 51% of all cash distributions.
(15)Southern Renewable Partnerships, LLC owns 100% of the Class A membership interests and is entitled to 66% of all cash distributions.
(16)Grant Wind, LLC and Grant Plains Wind, LLC own 50.4% and 49.6%, respectively.
(17)SP Gaskell West 1 Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.
(18)SP Cactus Flats Class B Holdings, LLC and SP TEP Class B Holdings I, Inc. own 95% and 5%, respectively, of the Class B membership interests in the tax equity partnership.
(19)Doing business as Nicor Gas Company.